                                                                    EXHIBIT 10.8

                            MASTER LEASE AGREEMENT
                            DATED AS OF July 7,2000

The Master Lease AGREEMENT ("Master Lease"), is entered into as of July 7, 2000, between Imperial Bank Equipment Leasing Division, a division of Aerial Bank (hereinafter called "Lessor", having its principal place of business at 9920 La Cienega Boulevard, Inglewood, California 90301, and Chorum Technologies, Inc., a Corporation (hereinafter called "Lessee"), having its principal place of business at 1303 E. Arapaho Road, Richardson, TX 75081-2444.



I.    LOCATION OF DEFINED TERMS


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                               Lease                                                 Lease
                              ------                                                 -----
Defined Term                  Section       Sub-Section    Defined Term             Section        Sub-Section
------------                  -------       -----------    -------------            -------        -----------
Acceptance Date                 II             D           Interim Rent                IV                A
Assignee                         X             A           Interim Rental Term        III                C
Casualty Value                  VII            C           Item of Equipment           II                A
Certificate of Acceptance       II             D           Lease Rate Factor           IV                A
Claims                          IX                         Lease Term                 III                D
Damage                          VII            A           Lien                       VIII               C
Daily Lease Rate Factor         IV             A           Loss                       VII                A
End of Term Notice              XII            A           Master Lease           Introduction
Equipment                       II             A           Purchase Documents          II                C
Event of Default                XI             A           Rent                        IV                A
Fair Market Value               XII            C           Rent Due Date               IV                B
Improvement                      V             C           Renewal Term               XII                D
Initial Term                    III            B           Rental Period Option        IV                B
Equipment Repair Notice        XIII            B           Schedule                    II                B
Equipment Inspection Fee       XIII            B           Seller                      II                C
----------------------------------------------------------------------------------------------------------------------------

II.    LEASE OF EQUIPMENT

(A) Lease. Lessor agrees to lease to Lessee, and Lessee agrees to lease from
    -----
Lessor, subject to the terms and conditions of the Master Lease, the equipment and related operating systems and other software (collectively, together with all substitutions and replacements, the "Equipment," and individually, an "Item of Equipment" described in the equipment schedules (each a "Schedule") executed from time to time pursuant to the Master Lease.

(B) Schedules. Each Schedule substantially in the form of that attached, when
    ---------
executed by Lessor and Lessee, shall constitute a separate lease and shall incorporate by reference the terms and conditions of the Master Lease and any additional terms and conditions agreed upon by the parties. In the event of a conflict between the provisions of the Master Lease and a Schedule, the provisions of the Schedule shall control.

(C) Equipment Procurement. Provided that no Event of Default or event which with
    ---------------------
notice or lapse of time or both would constitute an Event of Default has occurred and is continuing and subject to the representations and warranties set forth in Section VIII, Lessor may from time to time procure equipment requested by Lessee and lease it to Lessee pursuant to the Master Lease and a Schedule; provided, however, Lessor shall not purchase any Equipment unless Lessee is unconditionally bound to lease it under the terms of the Master Lease and a Schedule. Lessee authorizes Lessor, in reliance on Lessee's written request, to enter into purchase orders, contracts or other documents ("Purchase Documents") for acquisition of the Equipment with the seller of the Equipment ("Seller").

(D) Delivery Installation and Acceptance. Lessor or its designated
    ------------------------------------
representative shall arrange for delivery and installation of the Equipment at the location specified in the applicable Schedule. Lessee shall pay all costs associated with packing, transportation, taxes, duties, insurance, delivery, installation, testing and support of the Equipment. Lessor will have no liability for any delay or failure of the Seller to deliver or service the Equipment or, license any software. Acceptance shall also be deemed to occur upon the date of execution by Lessee of a Certificate of Acceptance in the form of that attached. Lessee hereby authorizes Lessor to insert in any Schedule the date of acceptance (the "Acceptance Date") for any Item of Equipment as well as such items as serial numbers and the Equipment description and cost resulting from any orders or change orders occurring after the Schedule is executed. In the event of replacement by the supplier or manufacturer of any Equipment that is determined after acceptance to be defective, the Equipment list and serial numbers on the applicable Schedule shall be deemed amended to rafted the substitute Equipment.

III.  TERM

(A) Master Lease Term. Unless otherwise extended by the parties hereto, the term
    -----------------
of the Master Lease shall begin upon execution hereof by Lessor and Lessee and continue through the last date on which any Schedule entered into pursuant to the Master Lease remains in effect.

(B) Initial Term. The initial term under each Schedule shall begin on the first
    ------------
Rent Due Date occurring after the Acceptance Date under such Schedule and shall continue through the end of the month of the number of months set forth in the Schedule as the initial term ("Initial Term").

(C) Interim Rental Term. Prior to the commencement of the Initial Term under
    -------------------
each Schedule, Rent shall be due and payable to Lessor for the period beginning on the Acceptance Date and continuing to the first Rent Due Date of the Initial Term ("Interim Rental Term").

(D) Lease Term. "Lease Term" shall mean for each Schedule the Interim Rental
    ----------
Term, the Initial Term, and all Renewal Terms.

IV.  RENT

(A) Rent. Rent for the Equipment under each Schedule for each Rental Period (Rents shall be an amount equal to the product of the percentage ("Lease Rate Factor") set forth in such Schedule multiplied by the total cost of the Equipment, as set forth in such Schedule. Rent for the Interim Rental Term ("interim Rent" or any other partial rent period will be prorated on a daily basis in an amount equal to 1/30/th/ of the monthly Rent ("Daily Lease Rate Factor"). Rent is payable in immediately available funds to Lessor at the address or in accordance with the wire transfer instructions set forth in such Schedule or as otherwise directed by Lessor.

(B) Rent Due Date. Rent under each Schedule (other than Rent for the Interim
    -------------
Rental Term) shall be payable in advance, on each rent due date ("Rent Due Date") of the period ("Rental Period"), as set forth in such Schedule. Rent for the Interim Rental Term shall be due and payable on the first Rent Due Date of the Initial Term.

(C) Past Due Amounts. To the extent permitted by applicable law, Lessee will pay
    ----------------
on demand a late charge as stipulated under each schedule on each installment of Rent and any other sums payable hereunder which remain unpaid for more than ten days after the due date thereof.

(D) NONCANCELABLE RENT AND LEASE OBLIGATIONS. ALL LEASES HEREUNDER SHALL BE NET
    ----------------------------------------
LEASES. LESSEE'S OBLIGATION TO PAY RENT AND OTHER AMOUNTS DUE UNDER THE MASTER LEASE AND EACH SCHEDULE SHALL BE ABSOLUTE AND UNCONDITIONAL, AND SHALL NOT BE SUBJECT TO ANY SET OFF, COUNTERCLAIM, ABATEMENT, REDUCTION, RECOUPMENT, INTERRUPTION OR DEFENSE FOR ANY REASONS WHATSOEVER THIS AGREEMENT SHALL NOT TERMINATE NOR SHALL THE OBLIGATIONS OF LESSEE BE AFFECTED BY REASON OF ANY DEFECT IN OR DAMAGE TO, OR LOSS OF USE OR POSSESSION OF, OR DESTRUCTION OF ANY EQUIPMENT FROM ANY CAUSE WHATSOEVER. IT IS THE INTENTION OF THE PARTIES THAT, RENTS AND OTHER AMOUNTS DUE HEREUNDER SHALL CONTINUE TO BE PAYABLE IN ALL EVENTS IN THE MANNER AND AT THE TIMES SET FORTH HEREIN UNLESS THE OBLIGATION IS TERMINATED PURSUANT TO THE EXPRESS TERMS HEREOF. THE MASTER LEASE AND THE SCHEDULES CANNOT BE PREPAID OR TERMINATED BY LESSEE DURING THE TERM THEREOF UNLESS AGREED TO IN WRITING BY LESSOR.

V. EQUIPMENT OWNERSHIP, USE, MAINTENANCE AND PROTECTION

(A) Ownership and Use. Lesser shall use the Equipment in a manner which will not
    -----------------
disqualify it for manufacturer maintenance, and in compliance with all laws, rules and regulations of every governmental authority having jurisdiction over the Equipment and within the provisions of all polities of insurance carried by Lessee. Lessee shall obtain all permits, licenses or other authorizations necessary for the operation and use of the Equipment Lessee shall pay all costs, expenses, fees and charges incurred in connection with the use and operation of the Equipment Upon Lessors request, Lessee will affix and maintain, in a prominent place on each Item of Equipment, plates, tags or other identifying markings indicating Lessor's ownership of the Equipment. Lessee shall not move any Item of Equipment from the location set forth on the applicable Schedule without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessor may upon reasonable prior notice to Lessee and during regular business hours inspect the Equipment

(B) Lessors Entitlement to Tax Benefits. Lessee acknowledges that Lessor is the
    -----------------------------------
only party entitled to claim tax benefits provided by federal, state and local income tax law to the owner of the Equipment ("Tax Benefits"); and Lessee agrees to characterize the relationship herein established as a lease. If requested by Lessor, Lessee shall furnish Lessor with records and other information necessary to claim such Tax Benefits. Lessee shall not, and shall not permit any permitted sub-lessee or assignee to, take or omit to take any action that may result in the disqualification of the Equipment for, or any recapture of all or any portion of the Tax Benefits afforded the Equipment

(C) Improvements. Lessee shall have the right, or the right to cause the Seller
    ------------
or another nationally recognized and experienced maintenance provider, to affix or install any accessory, feature, device, improvement, modification, addition, accession or upgrade ("Improvement") that is compatible with the Equipment In the event an Improvement is financed, a party other than Lessor may not finance it. If Lessor finances any Improvement, it will be leased under the Schedule covering the related Equipment and the Master Lease term for the Improvement will be coterminous with such Schedule. Prior to the return of the Equipment Lessee may (if it so chooses and if the Improvement is not financed by Lessor) and shall (if Lessor so requests) remove the Improvements or cause the Improvements to be removed by the Setter or another nationally recognized and experienced maintenance provider, and restore or cause to be restored the Equipment to its original state, ordinary wear and tear excepted. Lessee shall not remove any original parts from the Equipment without Lessor's prior written consent Any Improvements not removed from the Equipment upon its return or upon the occurrence of an Event of Default shall, at Lessor's option, become the property of Lessor.

(D) Maintenance. Lessee shall, at its own cost and expense and at all times
    -----------
during the Master Lease Term, take all actions necessary to maintain or cause to be maintained by the Seller, manufacturer or a third party maintenance provider reasonably acceptable to Lessor, the Equipment and all Improvements in good working order, condition and repair, at the Equipment manufacturer's most current engineering levels (including replacement of all parts which become damaged or worn out), and in compliance with such maintenance and repair standards as are set forth in the manufacturers manual pertaining to the Equipment and as otherwise may be required to enforce warranty claims against each vendor and manufacturer of each item of Equipment and in compliance with all requirements of law. Lessee will not discriminate such maintenance between owned and leased equipment Lessee shall comply with all instructions issued by the manufacturer of the Equipment, and Lessee assumes and agrees to pay any cost necessary to have the manufacturer re-certify that the Equipment will be eligible upon resale or release by Lessor, for the manufacturers maintenance contract at the manufacturers standard rates as required under Section XII(B).

(E) Insurance. (1) Lessee will insure for the following risks with insurers of
    ---------
recognized responsibility: (a) All risk of loss and physical damage to the Equipment to an amount not less than the greater of (i) the fair market replacement value or (ii) the aggregate Casualty Value of all Equipment from time to time and; (b) Comprehensive public liability and property damage insurance with respect to the condition, possession, maintenance operation and use of the Equipment in an amount not less than $1,000,000 for each occurrence. Such insurance shall be in full force and effect by not later than the Installation Date for each item of Equipment and shall remain in effect until such time as each item of Equipment has been returned to, and accepted by, Lessor in accordance with the provisions of Section XII(B) hereof.

(F) Delivery of Insurance Certificates. Lessee shall deliver to Lessor and any
    ----------------------------------
Assignees) a valid Certificate of Insurance for each such insurance policy upon the execution thereof and a Certificate of Insurance for each renewal policy not less than 30 days prior to the expiration of the original policy or any renewal policy. Such insurance shall (1) Include as additional parties insured and loss payees Lessor and any Assignee(s), (2) provide that such insurance shall not be materially changed or canceled without at least 30 days prior notice to Lessor and such Assignees, and (3) provide that such policy shall not be invalidated by any negligence of, or breach of warranty by, Lessee. Upon the request of Lessor, Lessee shall provide any additional data related to the insurance as Lessor reasonably requests.

(G) Failure to Provide Insurance. Lessee acknowledges and agrees that if Lessee
    ----------------------------
fails to provide any required insurance or fails to continue such insurance in force, Lessor may do so at Lessee's expense. The cost of any such insurance, at the option of Lessor, shall be payable on demand or shall be added to the Master Lease indebtedness. LESSEE ACKNOWLEDGES THAT IF LESSOR SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSCIAL DAMAGE TO THE EQUIPMENT, UP TO THE BALANCE OF THE MASTER LEASE; HOWEVER LESSEE'S EQUITY IN THE EQUIPMENT MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENT OF ANY FINANCIAL RESPONSIBILITY LAWS.

VI.  DISCLAIMER OF WARRANTIES; LIMITATION OF REMEDIES

LESSOR IS NOT A MANUFACTURER, SUPPLIER OR DEALER OF THE EQUIPMENT AND HAS NOT INSPECTED THE EQUIPMENT PRIOR TO DELIVERY TO AND ACCEPTANCE BY LESSEE. LESSOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANT. AS TO TITLE, CONDITION, QUALITY, DESIGN, CAPACITY, VALUE, DURABILITY, SUITABILITY, SAFETY, OR COMPLIANCE WITH ANY LAW. RULE, REGULAT10N OR SPECIFICATION, AS TO MERCHANTABILITY OR FITNESS FOR USE OR FITNESS FOR A PARTICULAR PURPOSE, OR AS TO PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, IT BEING AGREED THAT THE EQUIPMENT IS LEASED 'AS IS' AND THAT ALL SUCH RISKS, AS BETWEEN LESSOR AND LESSEE, ARE TO BE BORNE BY LESSEE. LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT FROM THE SELLER THEREOF ON THE BASIS OF LESSEE'S JUDGMENT AND EXPRESSLY DISCLAIMS ANY RELIANCE UPON ANY STATEMENT MADE BY LESSOR OR ITS AGENTS. LESSOR SHALL NOT IN ANY EVENT BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL OR SPECIAL DAMAGES, EVEN IF LESSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

VII.  RISK OF LOSS

(A) Risk of Loss. Lessee shall bear the entire risk of the Equipment if damaged,
    ------------
destroyed or rendered permanently unfit or unavailable for use after its shipment to Lessee and until it is accepted by Lessor in accordance with Section XII(B) hereof.

(B) Damage/Event of Loss. (1) In the event any item of Equipment is damaged to a
    --------------------
material extent by any occurrence whatsoever, Lessee shall promptly notify Lessor and shall determine within 15 days of the date of such notice whether such item of Equipment can be repaired If such Equipment can be repaired, Lessee shall at its cost and expense repair such Equipment to its original condition.
(2) In the event any item of Equipment shall be lost, stolen, destroyed, damaged beyond repair, or rendered permanently unfit or unavailable for use (through a governmental taking or any other event), for any reason whatsoever (any such occurrence being referred to as an "Event of Loss", Lessee shall promptly notify Lessor and pay to Lessor, on the first day of the month immediately following such Event of Loss, an amount equal to the Casualty Value applicable to such item of Equipment calculated as of the immediately preceding Rent Due Date plus any unpaid Rent and the installment of Rent for such item of Equipment due on the Rent Due Date following the Event of Loss. After the payment of such amounts, Lessee's obligation to pay further Basic Rent for such item of Equipment shall cease, but Lessee's obligation to pay Interim Rent, if any, for such item of Equipment, and to pay Rent for all other items of Equipment shall remain unchanged. (3) Following payment of the Casualty Value and Rent for an item of Equipment in accordance with the provisions sentence 2 of this Section VII(B), Lessor shall transfer title to such item of Equipment to Lessee on an AS IS, WHERE IS basis without representation or warranty.

(C) Casualty Value. The Casualty Value from time to time for any item of
    --------------
Equipment subject to a Schedule shall be an amount equal to the greater of *) the item of Equipment's installed/in-place fair market value at the time of the Casualty Value determination, or (2) 110% of the Item(s) of Equipment cost as of the Acceptance Date, declining in even monthly steps to 15% at expiration and remaining at that value thereafter.

(D) Disposition of Insurance and Other Proceeds. The proceeds of insurance or
    -------------------------------------------
any condemnation of an item of Equipment for which an Event of Loss has occurred shall be paid to Lessor (to the extent that Lessor has not previously received all Casualty Value and other payments required to be made by Lessee pursuant to the Master Lease), and the remainder, if any, shall be paid to Lessee. The proceeds of insurance with respect to damage to an item of Equipment, the repair of which, in the opinion of Lessee, is practicable shall unless an Event of Default hereunder has occurred and is continuing be applied either to such repair or to the reimbursement of Lessee for the cost of such repair.

VIII.  LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS

(A) Representations and Warranties. Lessee represents, warrants and covenants to
    ------------------------------
Lessor, as of the date of the Master Lease and as of the date of each Schedule, that: (1) Lessee's execution, delivery and performance of the Master Lease and each Schedule have been duly authorized by all necessary action on the part of Lessee, and the Master Lease and each Schedule constitute legal, valid and binding obligations of Lessee; (2) the execution and delivery by Lessee of the Master Lease and each Schedule and the performance of its obligations thereunder do not conflict with or result In a material breach of Lessee's organizational documents or applicable law, or any judgment order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority, or any agreement or other instrument to which Lessee is a party or by which it is bound; (3) there are no pending or, to the knowledge of

Lessee, threatened actions or proceedings that could materially adversely affect the ability of Lessee to perform its obligations under the Master Lease and the Schedules; (4) there has been no material adverse change in Lessee's financial condition since the date of the Master Lease; and (5) Lessee has obtained the proper licenses to use, or ownership of, any software which is or may be used in connection with the Equipment

(B) Assignment and Transfer.  LESSEE SHALL NOT, WITHOUT THE PRIOR WRITTEN
    -----------------------
CONSENT OF LESSOR SELL, TRANSFER, ASSIGN. SUBLEASE (EXCEPT, UPON PRIOR WRITTEN NOTICE TO LESSOR, A SUBLEASE TO A WHOLLY OWNED OR CONTROLLED SUBSIDIARY OR TO ITS PARENT), PLEDGE OR HYPOTHECATE THE MASTER LEASE, ANY SCHEDULE, THE EQUIPMENT OR ANY PART THEREOF OR ANY INTEREST THEREIN. Lessee shall not, without the prior written consent of Lessor, which shall not be unreasonably withheld, merge or consolidate with any corporation or other entity (unless Lessee is the surviving entity or the surviving entity continues the business of Lessee and assumes the Master Lease and ail Schedules) and shall not sell, transfer or otherwise dispose of all or any substantial part of Lessee's assets.

(C) No Liens. Lessee shall not directly or Indirectly create, incur, assume or
    --------
allow to exist any lien, mortgage, pledge, security interest, charge, encumbrance, right, or claim of any kind ("Lien" on or with respect to the Master Lease, any Schedule or any item of Equipment. Lessee will promptly notify Lessor in writing of the existence of any Lien and will promptly, at Lessee's expense, cause any such Lien to be duly discharged.

(D) Payment of Taxes. Lessee shall reimburse Lessor for, and indemnify and hold
    ----------------
Lessor harmless from, all sales, use, personal property, stamp or other taxes, and all levies, imposts, duties, charges, fees, assessments or withholdings of any nature whatsoever (other than those measured by Lessor's net income), together with any penalties, fines or interest thereon which are at any time levied, assessed or imposed on the Equipment or any interest of Lessor or Lessee therein or on the sale, purchase, delivery, ownership, possession, use or operation of the Equipment or the rentals or other amounts payable under this Agreement or any Schedule. If requested by Lessor or if filing by Lessee is required by law, Lessee shall prepare and file, or cause to be prepared and filed, all necessary fortes for the assessment of such taxes and shall promptly send to Lessor a copy of such filing.

(E) Financial Reports. Lessee shall upon execution hereof, and for the term of
    -----------------
the Master Lease and any Schedules, amendments, extensions and addendums thereto, furnish or caused to be furnished to Lessor the following: (1) the audited annual financial statements of Lessee within 120 days after the close of each fiscal year; (2) quarterly financial statements in a form reasonably acceptable to Lessor within 60 days after the close of each fiscal quarter, and
(3) monthly financial statements in a forth reasonably acceptable to Lessor within 30 days after the close of each fiscal month.

(F) Further Assurances: Payment of Lessor's Expenses. Lessee shall promptly
    ------------------------------ -----------------
execute and deliver, or cause to be executed and delivered to Lessor such further documents and take such further action as Lessor may from time to time request in order to more effectively carry out the intent and purpose of the Master Lease and each Schedule, protect the rights and remedies of

Lessor created or intended to be created thereunder and perfect and protect Lessor's interest in the Equipment Lessee shall pay all reasonable costs (including reasonable legal fees and costs) and expenses incurred by Lessor in the consummation or interpretation of the Master Lease or any Schedule; in collecting or attempting to collect any sums owed under the Master Lease or any Schedule; or in enforcing any of Lessor's rights or remedies under the Master Lease or any Schedule. Lessee shall also pay all filing fees, Lien search fees, recordation fees and related expenses reasonably incurred by Lessor in connection with the Master Lease or any Schedule.

(G) Notification. Lessee shall notify Lessor within 10 days of any material
    ------------
changes in the management, ownership or control of Lessee.

IX. GENERAL INDEMNITY

(A) LESSEE SHALL INDEMNIFY HOLD HARMLESS AND DEFEND LESSOR AND ITS SUCCESSORS AND ASSIGNS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS AGAINST ALL CLAIMS DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE EQUIPMENT, THE MASTER LEASE OR ANY SCHEDULE, EXCEPT FOR CLAIMS RESULTING SOLELY FROM LESSOR'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. "CLAIMS" REFERS TO ALL LOSSES LIABILITIES, DAMAGES, PENALTIES, EXPENSES (INCLUDING REASONABLE LEGAL FEES AND COSTS), CLAIMS, ACTIONS AND SUITS, WHETHER IN CONTRACT OR IN TORT AND WHETHER BASED ON A THEORY OF STRICT LIABILITY OF LESSOR OR OTHERWISE, AND INCLUDES, BUT IS NOT LIMITED T0, MATTERS RELATING TO: (1) THE SELECTION, MANUFACTURE, PURCHASE, ACCEPTANCE, REJECTION, OWNERSHIP, DELIVERY, LEASE, POSSESSION, STORAGE, MAINTENANCE, USE, CONDITION, RETURN OR OPERATION OF THE EQUIPMENT; (2) ANY LATENT DEFECTS OR OTHER DEFECTS IN ANY EQUIPMENT, WHETHER OR NOT DISCOVERABLE BY LESSOR OR LESSEE; (3) ANY PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT; AND (4) THE CONDITION OF ANY EQUIPMENT ARISING OR EXISTING DURING LESSEE'S USE. (B) LESSOR SHALL PROMPTLY NOTIFY LESSEE OF ANY CLAIM AFTER RECEIPT OF A WRITTEN NOTICE OF SUCH CLAIM BY LESSOR, AND LESSEE SHALL HAVE THIRTY (30) DAYS TO ELECT TO DEFEND, COMPROMISE OR SETTLE THE CLAIM. IF LESSEE ELECTS TO DEFEND THE CLAIM, (1) LESSOR SHALL HAVE THE RIGHT TO APPROVE LESSEE'S SELECTION OF COUNSEL, WHICH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD, AND SHALL HAVE THE RIGHT AT ITS ELECTION TO PARTICIPATE IN SUCH DEFENSE, AND (2) LESSEE SHALL NOT BE RESPONSIBLE FOR ANY LEGAL FEES OR OTHER EXPENSES RELATING TO DEFENSE OF THAT CLAIM THAT LESSOR MAY THEREAFTER ELECT TO INCUR LESSEE SHALL NOT CONSENT TO ENTRY OF ANY JUDGMENT OR ENTER INTO ANY SETTLEMENT WITHOUT THE EXPRESS WRITTEN CONSENT IF LESSOR. THIS INDEMNIFICATION OBLIGATION SHALL SURVIVE TERMINATION OR EXPIRATION OF THE MASTER LEASE OR ANY SCHEDULE.

X. LESSOR RIGHTS

(A) Assignment. Lessor (and any assignee of Lessor) shall have the right to
    ----------
sell, assign, transfer, pledge, mortgage or otherwise convey its interest in the Master Lease, one or more Schedules, any or all of the Equipment or any of its rights, interests or obligations with respect thereto, in whole or in part, to one or more persons or entities (each, an "Assignee") without notice to, or consent of, Lessee. Notwithstanding such assignment, Lessor shall not be relieved of its obligations hereunder except to the extent of such assignment Lessee agrees that if any Schedule is assigned, (1) Lessee shall, if instructed by Lessor, pay all amounts due under such Schedule to the Assignee, (2) Lessee shall execute such acknowledgments to such assignment as are reasonably required by the Assignee to perfect and protect its right, title and interest in and to the Equipment, the applicable Schedule and the Rent due thereunder, and (3) Lessee shall not require the Assignee to perform any obligation of Lessor, other than those that are expressly assumed by such Assignee, and shall not assert against any Assignee any claim, defense, counterclaim or set-off that Lessee may at any time have against Lessor.

LESSEE ACKNOWLEDGES THAT ANY ASSIGNMENT OR TRANSFER IN ACCORDANCE WITH THIS SECTION BY LESSOR OR AN ASSIGNEE WILL NOT MATERIALLY CHANGE LESSEE'S DUTIES OR OBLIGATIONS UNDER THE MASTER LEASE OR THE ASSIGNED SCHEDULE NOR MATERIALLY INCREASE THE BURDENS OR RISKS IMPOSED ON LESSEE.

(B) Lessor's Performance of Lessee's Obligations. If Lessee fails to perform its
    --------------------------------------------
obligations under the Master Lease or any Schedule, Lessor shall have the right but not the obligation, without releasing Lessee from any obligation hereunder or under any Schedule, to perform any act or make any payment that Lessor reasonably deems necessary for the maintenance and protection of the Equipment and Lessor's interests in the Equipment and in the Master Lease and the Schedules, and in exercising any such rights, incur any liability and expend any amounts reasonably necessary to protect such Interests. All sums so incurred and expended by Lessor, together with expenses (including reasonable legal fees and costs) Incurred in connection therewith, shall be immediately due and payable by Lessee and shall bear interest at the interest rate for late payments set forth in the applicable Schedule (or such lesser rate or amount as may then be the maximum permitted by applicable law), from the date so incurred or expended by Lessor to the date payment is received by Lessor.

(C) Financing Statements. Lessor may, at its option, file with such authorities
    --------------------
and in such locations, as ft may deem appropriate, Uniform Commercial Code financing statements relating to the Equipment, the Master Lease, the Schedules and the rents payable thereunder. Lessee agrees to promptly execute and deliver to Lessor any such financing statements requested by Lessor. provided that Lessor may, at its option, file Uniform Commercial Code financing statements signed by Lessor only, and if Lessee's signature is required by law, Lessee appoints Lessor as Lessee's attorney-in-fact to execute such financing statements or file a copy of the Master Lease or any Schedule as a financing statement Lessee will promptly notify Lessor of any change in the location of Its principal place of business or chief executive office.

XI.  DEFAULT AND REMEDIES.

(A) Events of Default. An "Event of Default" shall occur hereunder and under all
    -----------------
Schedules if Lessee (1) fails to pay any installment of Rent or other payment required hereunder or under any Schedule within the time period set forth in a Schedule; (2) is in default subject to the terms of any other loan or lease agreement with Imperial Bank or any other party: (3) fails to timely perform or observe any covenant, condition or agreement set forth in the Master Lease or any Schedule; (4) experiences a material adverse change in Its financial condition as reasonably determined by Lessor; (5) becomes insolvent or makes an assignment for the benefit of creditors, or institutes or has instituted against it bankruptcy, reorganization or insolvency proceedings (and, in the case of any such proceedings instituted against Lessee, such proceeding is not stayed or dismissed within thirty (30) days), or a trustee, administrator or receiver shall be appointed for Lessee or for a substantial part of its property; or (6) makes any statement, representation or warranty in the Master Lease or any Schedule that is false or misleading in any material respect when made.

(B) Remedies. (1) If an Event of Default occurs under the Master Lease, Lessor
    --------
may give Lessee notice of the Event of Default and upon the giving of such notice or at any time thereafter do any or all of the following (as Lessor in its sole discretion elects): (a) proceed by appropriate court action or actions to enforce performance by Lessee of the applicable covenants and terms of the Master Lease or to recover damages for the breach thereof; (b) take possession (by summary proceedings or otherwise) of any or all items of Equipment subject to the Master Lease without prejudice to any other remedy or claim herein referred to; (c) hold, sell, lease, or otherwise dispose of, any or all items of Equipment subject to the Master Lease, in any manner Lessor (in its sole discretion) elects; (d) receive from Lessee upon demand for any or all Equipment subject to the Master Lease the following amounts which Lessee shall be obligated to pay: (i) any unpaid Rent past due (ii) as liquidated damages for loss of bargain and not as a penalty, the aggregate Casualty Value for such Equipment under the Master Lease in effect as of the date on which such Event of Default occurred, (iii) all costs and expenses incurred in searching for, taking, removing, keeping storing repairing, and restoring such items of Equipment, (iv) all other amounts then owing by Lessee hereunder and (v) all costs and expenses, including (without limitation) reasonable legal fees and expenses, incurred by Lessor as a result of an Event of Default, or the exercise by Lessor of its remedies under this Section XI(A) or in connection with any bankruptcy proceeding of the Lessee (including, without limitation, fees and expenses incurred in connection with relief from stay motions relating to the Equipment cash collateral disputes, assumption/rejection motions relating to the Equipment and disputes relating to any proposed plan and/or disclosure statement); (e) by notice to Lessee, declare the Master Lease (for any or all Equipment) canceled without prejudice to Lessor's rights in respect of all obligations set forth in this Section XI(A) and any other obligations under the Master Lease then accrued and remaining unsatisfied; or (f) avail itself of any other remedy or remedies provided for by any statute or otherwise available by law, in equity or in bankruptcy or insolvency proceedings; or (g) terminate any other Lease that Lessor may have with Lessee.

(C) The remedies set forth in this Section XI(B), (Remedies), are not intended to be exclusive, and each shall be cumulative. The amounts to be paid to Lessor under clause (d) of Section XI(B) shall be increased by interest, at the Late Charge Rate, to the date of receipt by Lessor of the amount payable under said clause, from the respective due dates of such amounts or (with respect to costs, expenses, and losses for which Lessor is entitled to payment or reimbursement under said clause) from the respective dates incurred by Lessor.

(D) Any amounts received by Lessor as the result of its sale, lease during the original tern hereof, or other disposition of the Equipment hereunder shall be paid or applied in the following order: (1) to any remaining obligation of Lessee under clause (d) of Section XI (B), (2) to reimburse Lessee for the Casualty Value previously paid as liquidated damages, and (3) to Lessor, any remaining balance.

XII. END OF LEASE TERM

(A) End of Term Notice. Lessee shall give Lessor no less than ninety (90) days
    ------------------
and no more than 365 days written notice prior to the expiration of the Master Lease Term under any Schedule, as to whether it will purchase, return or extend the tern of the Master Leased Equipment on the applicable Schedule at expiration of the Master Lease Term ("End of Term Notice"). If Lessee fails to give timely notice or fails to return the Equipment b Lessor upon expiration of the Master Lease Term as provided herein, the Schedule shall continue in full force and effect and will extend on a month to month basis at the applicable Rent, until Lessee provides Lessor with ninety (90) days prior written notice of Lessee's intent to purchase, return or extend the tern of the Master Leased Equipment on the applicable Schedule. Such notice once given shall be irrevocable.

(B) Return. (1) Upon the expiration or other permitted termination of any
    ------
Schedule or any extension thereof ("Expiration Date"); Lessee, at its sole cost, risk, and expense, will return to Lessor all, (but not less than all), of the Equipment then subject to such Schedule to a location in the Continental United States specified by Lessor. Lessee shall be responsible at its sole cost and expense, for (a) the deinstallation, removal and packaging of the Equipment (including, but not limited to, any and all software, all manuals, maintenance records, maintenance record jackets, repair orders and all other similar documents) in a manner suitable for cartage by a common commercial carrier acceptable to Lessor, and (b) the transportation of the Equipment; upon written notification by Lessor, as to the date and destination of the shipping. Such Equipment upon return, shall be free and dear of all mortgages, liens, security interest, charges, encumbrances and claims. If Lessor shall so require, Lessee shall provide free and safe storage, as well as maintain sufficient insurance coverage (as specified in the Master Lease) for such Equipment for a period not to exceed 120 days from the Expiration Date or the last day of any extension period therefor. (2) Upon return of such Equipment Lessor or its agent shall inspect the Equipment If any item of Equipment is not returned to Lessor, it shall be deemed to be a casualty and an Event of Loss during the Master Lease Term. In the event Lessor determines that repairs, additions or replacements are necessary to place the Equipment in the same condition as when originally leased to Lessee (reasonable wear and tear excepted), which at a minimum will require that the Equipment be in complete and running condition with no missing or damaged components and/or certified as being eligible for the Sellers or the manufacturers generally available maintenance contract at then prevailing prices. (3) If Lessor determines that the Equipment (after Inspection) is damaged or worn beyond normal wear and tear, Lessor or Lessors agent will prepare an invoice which fully describes the repairs and the estimated cost required to place the Equipment in complete and running condition, and certified as being eligible for the Sellers or the manufacturers generally available maintenance contract ('Equipment Repair Notice. Lessee shall pay such invoiced costs in addition to an inspection fee equal to one-tenth (.1 %) percent of the applicable Equipment's cost as set forth In the applicable schedule ("Equipment Inspection Fee"), within ten (10) days of the date of such notice. (4) In the event Lessee fails to remit payment to Lessor within ten (10) days of receiving such Equipment Repair Notice, Lessee shall pay to Lessor, Interim Rent equal to the Daily Lease Rate Factor, multiplied by the Equipment cost as set forth In the applicable Schedule, for each day in excess of the Master Lease Term, until such Equipment Repair Notice payment is made.

(C) Purchase Option. Provided that no Event of Default has occurred and the
    ---------------
applicable Equipment Schedule has not been previously terminated, Lessee shall have the right at its option, upon not less than 90 days and no more than 365 days written notice to Lessor prior to the Expiration Date, to purchase all (but not less than all) of the Equipment subject to the applicable Schedule on its Expiration Date. In such case, Lessee's purchase price shall be payable to Lessor on the Expiration Date and shall be an amount equal to the Equipment's fair market value as determined by Lessor In good with. Lessor shall transfer to Lessee, "AS IS" "WHERE IS," without recourse or warranty, expressed or implied, of any nature (except to warrant to those claiming by, under or through Lessee, the absence of any liens created by Lessor), all of Lessor's right, title and interest in and to the Items) of Equipment with respect to which such payment has been received.

(D) Renewal Option. Provided that no Event of Default has occurred and the
    --------------
applicable lease Schedule has not been earlier terminated Lessee shall have the right at its option, upon not less than ninety (90) days and no more than 365 days written notice to Lessor prior to the Expiration Date, to renew all (but not less than all) of the Equipment subject to the applicable Equipment Schedule for a first term renewal period not less than six months.

XII.  MISCELLANEOUS

(A) Captions: Counterparts: Integration: Entire Agreement. The captions
    -----------------------------------------------------
contained in the Master Lease are for convenience only and shall not affect the interpretation of the Master Lease. The Master Lease and the Schedules may be executed by the parties in one or more Counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Only one counterpart of the Master Lease and each Schedule shall be marked "Original," and all other counterparts shall be marked "Duplicate." To the extent, if any, that the Master Lease or any Schedule constitutes chattel paper (as such term is defined in the Uniform Commercial Code in effect in any applicable jurisdiction), no security interest in the Master Lease or any such Schedule may be created through the transfer or possession of any counterpart other than the Original. THIS AGREEMENT, TOGETHER WITH ALL SCHEDULES, ANNEXES AND EXHIBITS THERETO, CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF EACH OF THE PARTIES HERETO.

(B) Notices. All notices under the Master Lease and the Schedules shall be in
    -------
writing and shall be delivered to the parties by certified mail, return receipt requested, by courier service or by facsimile transmission, at their respective addresses or facsimile numbers set forth in the Schedules (or such other address or number as either party may designate in writing from time to time). Notice shall be deemed to have been given (1) on the third day after being deposited in the United States mail, by certified mail, return receipt requested, properly addressed and with postage prepaid; or (2) on the day delivered by courier service or transmitted by facsimile.

(C) No Waiver: Lessor Approval. Any failure of Lessor to require strict
    --------------------------
performance by Lessee or any written waiver by Lessor of any provision of the Master Lease or any Schedule shall not constitute consent to or waiver of any other breach of the same or any other provision of the Master Lease or any Schedule. The Master Lease and each Schedule shall not be binding upon Lessor unless and until executed by Lessor.

(D) Governing Law: Severability. THE MASTER LEASE AND EACH SCHEDULE SHALL BE
    ---------------------------
GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF CALIFORNIA. If any provision of the Master Lease or any Schedule is illegal, invalid or unenforceable under any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent such laws apply without invalidating the remaining provisions of the Master Lease or such Schedule or causing such provision to be ineffective or unenforceable under the laws of any other jurisdiction.

(E) Quiet Enjoyment. So long as no Event of Default has occurred and is
    ---------------
continuing, neither Lessor nor any Assignee will interfere with Lessee's quiet enjoyment and use of the Equipment.

(F) Survival. All obligations of Lessee to make payments to Lessor under the
    --------
Master Lease or any Schedule or to indemnify Lessor pursuant to the terms of the Master Lease or any Schedule, and all rights of Lessor under the Master Lease and each Schedule shall survive the expiration or termination of the Master Lease and each Schedule.

(G) Software. Any software or other licensed products attached to or provided in
    --------
connection with the Equipment shall at all times remain property of the owner thereof, and Lessee shall not obtain title to any such software.

(H) Export Laws. Lessee shall not export or re-export , directly or indirectly,
    -----------
any software or technology received by It in connection with the Master Lease or any Schedule, or allow the direct product thereof to be exported or re-exported, directly or indirectly, in violation of applicable law, including without limitation the regulations of the United States Department of Commerce.

(I) Present Value. In the event it is necessary to determine the present value
    -------------
of rentals under any Schedule, the parties agree that the discount rate to be used in determining such present values shall be the then prevailing Federal Reserve Bank Discount Rate as published in the Wall Street Journal as of the date of discounting.

(J) Foreign Corrupt Practices Act. The parties shall comply with all applicable
    -----------------------------
laws affecting this Agreement and the performance of this Agreement. The parties shall maintain all registrations with governmental agencies, commercial registries chambers of commerce, or other offices which may required under local law in order to conduct their commercial business. The parties shall also comply with United States laws applicable to the sale of the Equipment, including the Foreign Corrupt Practices Act (which prohibits certain payments to governmental officials or political parties).

(K) True Lease: Maximum Rate. The Master Lease and the Schedules are intended to
    ------------------------
be a "Finance Lease," as defined in Article 2A of the Uniform Commercial Code, unless otherwise indicated in a Schedule. Lessor hereby informs Lessee that (1) the identity of the Seller is set forth in the applicable Schedule, (2) the Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor in connection with, or as part of, the contract by which Lessor acquired the Equipment, and (3) Lessee may communicate with the Seller and receive an accurate and complete statement of the promises and warranties, including any disclaimers and limitations of them or of remedies. As a precaution in the event that, notwithstanding the express intention of the parties hereto to enter into a true lease, the Master Lease or any Schedule is ever deemed to be other than a true lease, or in the event that the parties hereto intend to enter Into a lease intended as security, if so indicated on the applicable Schedule, Lessee hereby grants Lessor a security interest in the Equipment and all proceeds thereof, including, without limitation, insurance proceeds. In any such event, notwithstanding any provisions contained herein or in any Schedule, neither Lessor nor any Assignee shall be entitled to receive, collect or apply as interest any amount in excess of the maximum rate or amount permitted by applicable law. In the event Lessor or any Assignee ever receives, collects or applies as interest any amount in excess of the maximum amount permitted by applicable law, such excess amount. shall be applied to the unpaid principal balance and any remaining excess refunded to Lessee. In determining whether the interest paid or payable under any specific contingency exceeds the maximum rate or amount permitted by applicable law, Lessor and Lessee shall, to the maximum extent permitted under applicable law, characterize any non principal payment as an expense or fee rather than intent, exclude voluntary prepayments and the effect thereof, and spread the total amount of interest over the entire term of the Master Lease and the Schedules.

(L) Waiver of Jury Trial. Etc. The Lessee and the Lessor each hereby waives any
    -------------------------
right to trial by jury in any litigation in any Court with respect to, in connection with, or arising out of the Master Lease or any schedule entered into in connection therewith, or any other claim or dispute howsoever arising, between the Lessor and the Lessee.

LESSEE, BY THE SIGNATURE BELOW OF ITS AUTHORIZED REPRESENTATIVE, ACKNOWLEDGES THAT IT HAS READ THE MASTER LEASE, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS.

LESSOR:    IMPERIAL BANK EQUIPMENT          LESSEE:    Chorum Technologies, Inc.
           LEASING DIVISION,
           A Division of Imperial Bank

Signature: _________________________        Signature:  /s/  Bob Trecartin
                                                       -------------------------

Name:      _________________________        Name:      Bob Trecartin

Title:     _________________________        Title:     VP Finance

IMPERIAL BANK EQUIPMENT LEASING DIVISION,                       Amendment A
A division of Imperial Bank


     THIS AMENDMENT "A" dated July 7, 2000, to Master Lease Agreement dated July 7, 2000, (the "Agreement"), is entered into by and between IMPERIAL BANK EQUIPMENT LEASING DIVISION, a division of Imperial Bank, a California corporation and Chorum Technologies, Inc., a corporation. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

1.   The Agreement is hereby amended as follows:


MASTER LEASE AGREEMENT:
     IV.    RENT
            (A) Rent - Line 4. - Delete section between "at the address" and
                ----
                "Lessor" and amend to read "at the Lessor's address or as otherwise directed by Lessor."

     VIII.  LESSEE'S REPRESENTATIONS, WARRANTIES AND CONVENANTS
            (F) Further Assurances; Payment of Lessor's Expenses.
                ------------------------------------------------
                Line 4 - Between "reasonable" and "costs" insert "incremental outside direct"
                Line 5 - Delete "or interpretation"
                Line 6 - Between "Schedule and ";" insert "during the existence of any Event of Default"

            (G) Notification.
                ------------
                Line 1 - Between "within" and "days" replace "10" with "20"

     IX.    GENERAL INDEMNITY
            Line 11(B) - Between "HAVE" and "DAYS" replace "THIRTY (30)" with
                         "SIXTY (60)"

     X.     LESSOR'S RIGHTS
            (A)  Assignment.
                 ----------
                 Line 1 -  After "Assignment," Insert "At any time after funding
                                  ----------
                           with respect to any schedule.
                 Line 3 - After "Assignee")" Insert "with a limit of three Assignees other than Imperial Bank Equipment Leasing Division."

     XI.    DEFAULTS AND REMEDIES
            (A)  Events of Default.
                 -----------------
                 (1) Line 2 - Replace "the time period set forth in a schedule"
                              with "ten (10) days of the date due"
                 (2)  Line 3 - Delete "or any other party"

                             APPENDIX A- CONTINED


          XII.   END OF LEASE TERM
                 (B) Return.
                     ------
                    (1) Line 2 - Between "Lessor" and "all" insert "any or" Line 2 - Between "all": and "of" delete ",(but not less than all),"
                    (1)  (b)  Line 8 - Replace "120 days" with "60 days"
                    (2)  Line 9 - Between "returned" and "to" insert "or paid
                         for"
                    (3) Line 17 - Replace "one-tenth (.1%)" with "one-twentieth .05%"
                 (C) Purchase Option.
                     ---------------
                         Line 1 - Between "occurred" and "and" insert "and has
                                  not been cured"
                         Line 3 - Between "purchase" and "all" insert "any or" Line 3 - Between "all" and "of" delete "(but not less than all),"
                    "occurred" and "and" insert "and has not been cured"
                 (D) Renewal Option.
                     ---------------
                         Line 1 - Between "occured"
                         Line 2 - Between "renew" and "all" insert "any or"
                         Line 3 - Between "all" and "of" delete "(but not less
                                  than all)"

          XII MISCELLANEOUS

                    (1)  Line 2 - Delete verbiage between "prevailing" and
                                  "discounting" and replace with "prime rate of Imperial Bank."

SCHEDULE "B" TO EQUIPMENT SCHEDULE 001:
Paragraph 1 - Line 2 - Delete "all, (but not less than all)," replace with "any or all"
              Line 2 - Between "subject" and Schedule" insert "to this"
              Line 9 - Replace "120 days" with "60 days"

Paragraph 3 - Line 5 - Replace "one-tenth (.1%)" with "one-twentieth (.05%)"
              Line 7 - Replace "ten (10)" with "thirty (30)"

2. Except as specifically set forth herein, all of the terms and provisions of the Agreement are ratified and confirmed by the parties hereto and shall remain in full force and effect.

3. This Amendment shall be governed by, construed and interpreted in accordance with the internal laws (and not the law of conflicts) of the state of California.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized representatives the day and year first above written.

IMPERIAL BANK EQUIPMENT LEASING DIVISION, Chorum Technologies, Inc. A division of Imperial Bank

By:  _______________________________________           By: /s/ Bob Trecatin
                                                           _____________________

Its: ______________________________________            Its: VP Finance

                               SCHEDULE NO. 001
                           Dated as of July 7, 2000
                                  Lessee 848
              A Schedule Made Pursuant to Master Lease Agreement
                           Dated as of July 7, 2000,
               Between Imperial Bank Equipment Leasing Division,
                    a division of Imperial Bank, as Lessor,
                    and Chorum Technologies, Inc., as Lessee


     The terms and conditions of this Schedule incorporate the terms and conditions of the Master Lease Agreement identified above. Capitalized terms not defined in this Schedule shall have the meanings assigned to them in the Master Lease Agreement.

     I.   EQUIPMENT

     The Equipment covered by this Schedule is described on Schedule A, attached.

     II.  ADDRESSES FOR LESSEE AND LESSOR:

     (A) Lessee's Address(es):
         --------------------
         (1) Chief Executive Office Address:        1303 E. Arapaho Road
                                                    Richardson, TX  75081-2444

         (2) Lessee's Address to Receive Invoices:  Attention:  Accounts Payable
                                                    1303 E. Arapaho Road
                                                    Richardson, TX  75081-2444

             Contact Name:                          Bob Trecartin
             Contact Phone Number:                  214-570-3517
             Contact Facsimile Number:              214-575-6237

         (3) Lessee's Address to Receive Notices:   Same

             Contact Name:                          Same
             Contact Phone Number:
             Contact Facsimile Number:

     (B) Lessor's Addresses:
         ------------------
        (1) Chief Executive Office:                 Imperial Bank Equipment
                                                    Leasing Division 9920 South
                                                    La Cienega Boulevard 12th
                                                    Floor Inglewood, CA 90301

     (2) Address for Payments:       Imperial Bank Equipment Leasing Division
                                     Payment Processing 9920 South La Cienega
                                     Boulevard 12/th/ Floor Inglewood, CA 90301

III.  FINANCIAL TERMS

(A) Equipment Acquisition Cost:      $10,000,000.00 (maximum of 25% for software
                                     and soft costs with the hardware portion on a per schedule basis not to exceed 20% for information technology equipment) With 50% equipment leased no later than December 31, 2000.

(B) Equipment Location:              1301 E. Arapaho Road
                                     Richardson, TX 75081-2444

(C) Initial Term (number of months): 48 Months

(D) Initial Term Commencement Date:  1st day of the month following Acceptance
                                     Date

(E) Lessee's Federal Tax ID:         84-1431727

(F) Lease Rate Factor:               2.4140%

(G) Acceptance Date:                 TBD

(H) Seller:                          Various Vendors

(I) Purchase Option:                 Fair Market Value not to exceed 15% of
                                     Original Acquisition Cost.

(J) Documentation Fee:               $250.00. Legal documentation to be
                                     performed by Imperial Bank attorneys.
IV. RENT AND TERM

(A) Rent:                            On a per Schedule basis, monthly rent will
                                     be based upon the Lease Rate Factor(s)
                                     multiplied by the Equipment Acquisition
                                     Cost plus applicable tax

(B) Due with Documentation:          $250.00

(C) Rent Due Date:                     1st of the month

(D) Rent past due after:               10 days

(E) Late Charge:                       1.5% of the current amount(s) due
  (Not to exceed maximum rate
   permitted by applicable law)

(F) Rental Period:                     Monthly in advance

(G) Required Notice                    No less than 90 days or no more than 365
                                       days prior to Lease Termination

LESSEE, BY THE SIGNATURE BELOW OF ITS AUTHORIZED REPRESENTATIVE, ACKNOWLEDGES THAT IT HAS READ THIS LEASE, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS.


LESSOR: IMPERIAL LEASING               LESSEE: CHORUM TECHNOLOGIES,
        A Division of Imperial Bank            INC.

Signature: ________________________    Signature:  /s/  Bob Trecartin
                                                   ----------------------------

Name:      ________________________    Name:       Bob Trecartin

Title:     ________________________    Title:      VP Finance

                                  SCHEDULE"A"
                         TO EQUIPMENT SCHEDULE NO. 001
                           TO MASTER LEASE AGREEMENT
                           DATED AS OF JULY 7, 2000
               BETWEEN IMPERIAL BANK EQUIPMENT LEASING DIVISION,
                    A DIVISION OF IMPERIAL BANK, AS LESSOR,
                   AND CHORUM TECHNOLOGIES, INC., AS LESSEE

                                EQUIPMENT LIST

Equipment Description                                  Quantity  Estimated Cost
---------------------                                  --------  --------------

Computer hardware to include servers, desktop PC's,              $10,000,000.00
notebook, computers, computer peripherals, telecom gear, test equipment, manufacturing machinery and equipment, furniture and other miscellaneous equipment.

Up to 25% of the lease line may be used for software and soft costs. The hardware portion on a per schedule basis shall not exceed 20% for information technology equipment.
50% of the lease line to be used no later than December 31, 2000.

Additionally, up to $2,500,000.00 of the lease line will be available for sale/leaseback of equipment not more than 90 days in use.


                                                                 $10,000,000.00

Lessor Initials:____________________    Lessee Initials:  /s/  BT
                                                          --------------------

                                  SCHEDULE"B"
                         TO EQUIPMENT SCHEDULE NO. 001
                   TO MASTER LEASE AGREEM THE "MASTER LEASE")
                            DATED AS OF MAY 5, 2000
        BETWEEN IMPERIAL BANK EQUIPMENT LEASING DIVISION, A DIVISION OF
                           IMPERIAL BANK, AS LESSOR,
                    AND CHORUM TECHNOLOGIES, INC., AS LESSEE

                          EQUIPMENT RETURN PROVISIONS

Upon the expiration or other permitted termination of this Schedule or any extension thereof, Lessee, at its sole cost, risk, and expense, will return to Lessor all, (but not less than all), of the Equipment then subject Schedule to a location in the continental United States specified by Lessor. Lessee shall be responsible at its sole cost and expense, for (a) the de-installation, removal and packaging of the Equipment (including, but not limited to, any and all applicable software, all manuals, maintenance records, maintenance record jackets, repair orders and all other similar documents) in a manner suitable for cartage by a common commercial carrier acceptable to Lessor, and (b) the transportation of the Equipment, upon written notification by Lessor, as to the date and destination of the shipping. Such Equipment, upon return, shall be free and clear of all mortgages, liens, security interest, charges, encumbrances and claims. If Lessor shall so require, Lessee shall provide free and safe storage, as well as maintain sufficient insurance coverage (as specified in the Master Lease) for such Equipment for a period not to exceed 120 days from the expiration date or the last day of any extension period therefor.

Upon return of such Equipment, Lessor or its agent shall inspect the Equipment. If any item of Equipment is not returned to Lessor, it shall be deemed to be a casualty and an Event of Loss during the Lease Term. In the event Lessor determines that repairs, additions or replacements are necessary to place the Equipment in the same condition as when originally leased to Lessee (reasonable wear and tear excepted), which at a minimum will require that the Equipment be in complete and running condition with no missing or damaged components and certified as being eligible for the Seller's or the manufacturer's generally available maintenance contract at then prevailing prices.

If Lessor determines that the Equipment (after inspection) is damaged or worn beyond normal wear and tear, Lessor or Lessor's agent will prepare an Equipment Repair Notice ("ERN") which fully describes the repairs and the estimated cost required to place the Equipment in complete and running condition, and certified as being eligible for the Seller's or the manufactures generally available maintenance contract Lessee shall pay such invoiced costs which shall include an Equipment Inspection Fee equal to one-tenth (.1%) percent of the applicable Equipment Schedule's "first cost," within ten (10) days of the date of the Equipment Repair Notice. In the event Lessee fails to remit payment to Lessor within ten (10) days of receiving such Equipment Repair Notice, Lessee shall pay to Lessor, interim Rent equal to the Daily Lease Rate Factor, multiplied by the Equipment Cost as specified in the applicable Schedule, for each day in excess of Lease Term of the applicable Equipment Schedule, until such payment is made.


Lessor Initials:____________________    Lessee Initials:  /s/ BT

                                                          ---------------------

Lessor Initials:____________________    Lessee Initials:  /s/ BT
                                                          ---------------------


At the time of return, the Equipment shall be (I) in compliance with all applicable federal, state and local laws; and (II) free of all advertising or insignia thereon by Lessee.

Hold Harmless. Lessee agrees that Lessor will be held harmless for any damages
---------------
to disassembly site if Lessee or Lessee's agent causes disassembly.

Insurance on Equipment during return. Lessee will obtain and pay for a policy of
------------------------------------
transit insurance for the delivery period in an amount equal to the higher of Replacement Value or Casualty Value of the Equipment and Lessor shall be named as loss payee on such policies.

Any further Return Instructions more specifically related to the Equipment (if applicable) shall be attached as Exhibit "C" Additional Return Provisions.




Lessor Initials:____________________    Lessee Initials:  /s/ BT
                                                          ---------------------

                            INSURANCE AUTHORIZATION


                                                      LEASE DATED:  July 7, 2000

LESSOR:     IMPERIAL BANK EQUIPMENT LEASING DIVISION
            a division of Imperial Bank
ADDRESS:    9920 South La Cienega Boulevard, Inglewood, California 90301
LESSEE:     Chorum Technologies, Inc.
ADDRESS:    1303 E. Arapaho Road, Richardson, TX 75081-2444

EQUIPMENT INFORMATION
NO. of ITEMS   DESCRIPTION OF EQUIPMENT (Model, Serial No. etc.)  ESTIMATED COST
                                                                  $10,000,000.00
 Refer to attached Schedule "A"                                   $
                                                                  $
                                                             TAX  $
EQUIPMENT LOCATION Address (Include County)      I ADDITIONAL AMOUNTS (Describe)
1303 E. Arapaho Road, Richardson, TX 75081-2444  I                $
                                                 I                $
                                          TOTAL ESTIMATED COST    $10,000,000.00

TO:  INSURANCE AGENT OR BROKER

     We are entering into an Equipment Lease or Lease and Security Agreement to Master Lease Agreement with Imperial Bank Equipment Leasing Division, a division of Imperial Bank ("Lessor") for the equipment described above ("Equipment").
The Lease requires us to carry physical damage and third party liability insurance on the Equipment as described below.

     Please arrange this insurance for our account with insurance companies rated A or better by A.M. Best Company and immediately send a certificate of insurance or binder specifically describing all required amounts and endorsements to:

     IMPERIAL BANK EQUIPMENT LEASING DIVISION, A division of Imperial Bank 9920 South La Cienega Boulevard, 12th Floor, Inglewood, California 90301
                               Attn: Operations

I.   PHYSICAL DAMAGE INSURANCE

     A. All Risks coverage (including earthquake and flood) for the Equipment in an amount equal to its Total Estimated Cost (to be adjusted to its actual Total Cost after the Acceptance Date).

     B. Endorsements (1) naming Lessor as an additional insured and loss payee with respect to the Equipment, (2) providing 30 days' written notice to Lessor before coverage lapses or is cancelled or materially changed, and (3) providing that such coverage shall not be rescinded, impaired or invalidated by any act or neglect of Lessee.

II.  THIRD PARTY LIABILITY INSURANCE

     A. $1,000,000 combined single limit bodily injury and property damage coverage.

     B. Endorsements (1) naming Lessor as an additional insured with respect to the Equipment, (2) providing that such coverage is primary as to the Equipment without right of contribution from any other insurance, (3) providing 30 days' prior written notice to Lessor before coverage lapses or is cancelled or materially changed, and (4) providing that such coverage shall not be rescinded, impaired or invalidated by any act or neglect of Lessee.

Very truly yours,            Agent's Name, Address, City State , Zip, Phone

Chorum Technologies, Inc.    Brock Duckworth, Sr. VP, Aon Risk Services of Texas
-------------------------    ---------------------------------------------------
PRINT LESSEE'S NAME ABOVE    AGENT'S NAME

                             City Place Center East - Suite 800
                             ---------------------------------------------
                             ADDRESS

By:  /s/  Bob Trecartin      2711 N. Haskell Avenue, Dallas, Texas  75204
     ------------------      ---------------------------------------------
                             ADDRESS

Printed Name: Bob Trecartin  Attn:  Nola Brown
                                    --------------------------------------

Title:  VP Finance           Phone:   214-989-2368
                                      ------------------------------------

                                  CERTIFICATE
                         CORPORATE LEASING RESOLUTION

I, Kent Coker, do hereby certify that I am the duly elected and qualified Secretary of Chorum Technologies, Inc. a Delaware corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of said corporation at a meeting of said Board of Directors convened and held in accordance with the By-Laws of said corporation on the 10th day of May, 2000, and that said resolutions are now in full force and effect:

          "RESOLVED: That any officer of this corporation be and is hereby authorized, directed and empowered to negotiate, execute and deliver on behalf of this corporation a lease agreement with IMPERIAL BANK EQUIPMENT LEASING DIVISION, division of Imperial Bank (Lessor), whereby this corporation will lease Computer hardware to include
                                              ----------------------------
          servers, desktop PC's, notebook, Computers, computer peripherals,
          ----------------------------------------------------------------
          telecom gear, test equipment, furniture and other miscellaneous
          ---------------------------------------------------------------
          equipment on terms and conditions which shall be determined by said
          ---------
          officer to be advisable and in the best interest of this corporation and the execution of such lease agreement by said officer shall be conclusive evidence of the approval thereof.

          FURTHER RESOLVED: That the Secretary be and is hereby authorized to furnish to IMPERIAL BANK EQUIPMENT LEASING DIVISION, division of Imperial Bank a certified copy of these resolutions."

          I FURTHER CERTIFY that said resolutions are still in full force and effect and have not been amended or revoked.

     IN WITNESS WHEREOF, I have affixed my name as Secretary of said corporation and have caused the corporate seal of said corporation to be hereunto affixed this ______ day of ____________________, 2000.

                                                 /s/ Kent Coker
                                                 ------------------------------
                                                                     Secretary